UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 26, 2025

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	None
Warrants	IMAQW	None
Rights	IMAQR	None
Units	IMAQU	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Promissory Note D

On March 28, 2025, International Media Acquisition Corp. (the “Company”) issued an unsecured promissory note in the aggregate principal amount of up to $600,000 (the “Promissory Note D”) to JC Unify Capital (Holdings) Limited. Pursuant to Promissory Note D, the Buyer agreed to loan to the Company an aggregate amount of up to $600,000. The Promissory Note D shall be payable promptly on demand and in any event, no later than the date on which the Company terminates or consummates an initial business combination. The Promissory Note D is convertible into units consisting of one share of Common Stock of the Company and one right to receive one-twentieth of one share of Common Stock of the Company (together, the “Conversion Securities”), with no fractional Conversion Securities to be issued upon conversion, and has the right to be converted immediately prior to the closing of the Business Combination. The Promissory Note D does not bear interest.

The proceeds of Promissory Note D will be used by the Company to pay various expenses of the Company, including any payment to extend the period of time the Company has to consummate an initial business combination, and for working capital purposes.

The foregoing description of Promissory Note D is not complete and is subject to and qualified in its entirety by reference to the full text of Promissory Note D which is filed as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Item 8.01. Other Events

On March 26, 2025, the Company made a deposit of $2,000 (the “Extension Payment”) to the trust account to extend the period of time the Company has to consummate an initial business combination from April 2, 2025 to May 2, 2025.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Promissory Note D, dated March 28, 2025, issued to JC Unify Capital (Holdings) Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2025

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Yu-Fang Chiu
Name:	Yu-Fang Chiu
Title:	Chief Executive Officer and Chief Financial Officer

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